Exhibit 99.1

Case 15-11296-LSS     Doc 534     Filed 09/30/15     Page 1 of 12

Docket #0534 Date Filed: 9/30/2015

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Colt Holding Company LLC	Case No. 15-11296
Reporting Period: 8/3/15 – 8/30/15

MONTHLY OPERATING REPORT

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation	MOR-1a	Yes
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements			Note 1
Cash disbursements journals			Note 1
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Post-petition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt			Note 1
Copies of tax returns filed during reporting period			Note 1
Summary of Unpaid Post-petition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4		Note 1
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes

(1) Due to system constraints and/or the volume of records, these items have not been submitted

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Scott B. Flaherty	9/30/15
Signature of Authorized Individual*	Date

Scott B. Flaherty	CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Case 15-11296-LSS  Doc 534  Filed 09/30/15  Page 2 of 12

Colt Holding Company LLC	Case No.: 15-11296
MOR-1: Schedule of Receipts & Disbursements (Unaudited) - Colt Defense - US	Reporting Period: 8/3/15-8/30/15
August ‘15 (August 3-August 30)

	BANK ACCOUNTS - Colt Defense - US																CURRENT MONTH
	Wells Fargo Operating -2949	Wells Fargo Payroll - 3093	Wells Fargo Depository- 8611	Wells Fargo Accounts Payable- 0355	Wells Fargo Operating - 3119	Wells Fargo CD Operating - 3127	Wells Fargo NCHC Operating-3150	Wells Fargo Operating - 4004	Wells Fargo- 3143	Bank of America-9395	Bank of America-4636	Bank of America-7604	Bank of America-5012	Interaudi Bank- 3410	JPMorgan- 1103	BMO Harris Bank-6366	ACTUAL
CASH BEGINNING OF MONTH	12,340,460	—	—	—	106,602	23,500	23,000	12,837	—	2,500	2,500	—	—	484,590	849,603	3,417,298	17,262,890
RECEIPTS
Cash Sales																	—
Accounts Receivable	—	—	12,259,720	—	—	—	—	—	—	350,353	396,999	—	—	165	—	—	13,007,237
Loans and Advances																	—
Sale of Assets																	—
Other (attach list)																	—
Transfers (from dip accts)																	—
Intercompany Transfers																	—
TOTAL RECEIPTS	$—	$—	$12,259,720	$—	$—	$—	$—	$—	$—	$350,353	$396,999	$—	$—	$165	$—	$—	13,007,237

Disbursements
Net Payroll		2,104,731			40,066												2,144,797
Payroll Taxes		1,055,054			19,504												1,074,558
401K	261,111				6,058												267,169
Expense Reports	100,260																100,260
Insurance Claims	785,790				1,912												787,702
Government Agencies	—																—
Bank Fees	19,652							184		1,019	1,340					1,530	23,725
Inventory	6,165,870																6,165,870
Freight	173,030																173,030
Maintenance	181,000																181,000
Supplies MRO	507,010																507,010
Outside Services	112,300																112,300
Utilities	42,440																42,440
Information Technology	52,180																52,180
International Comm	147,400																147,400
Domestic Comm	12,070																12,070
Administration	171,530																171,530
Insurance premiums	240,330																240,330
Legal	—																—
Marketing	217,650																217,650
Consulting	37,890																37,890
Rent	185,970																185,970
Misc	47,683															2,075,000	2,122,683
Property Tax	169,350																169,350
Restructuring, Legal & Advisors	22,430																22,430
Intercompany Transfer (Colt Canada)																	—
Interest						454,005	791,447										1,245,452
O/S checks & reconciling items	970	78,647	—	2,030,058													2,109,675

TOTAL DISBURSEMENTS	$9,653,916	$3,238,432	$—	$2,030,058	$67,540	$454,005	$791,447	$184	$—	$1,019	$1,340	$—	$—	$—	$—	$2,076,530	$18,314,471

Bank Account Transfers	$8,532,878	$3,159,785	$(12,259,720)	$—	$67,938	$454,005	$791,447	$—	$—	$(349,334)	$(396,999)	$—	$—	$—	$—	$—	$—

NET CASH FLOW	$(1,121,038)	$(78,647)	$—	$(2,030,058)	$398	$—	$—	$(184)	$—	$—	$(1,340)	$—	$—	$165	$—	$(2,076,530)	$(5,307,234)

Cash - End of Month	$11,219,422	$(78,647)	$—	$(2,030,058)	$107,000	$23,500	$23,000	$12,653	$—	$2,500	$1,160	$—	$—	$484,755	$849,603	$1,340,768	$11,955,656

Case 15-11296-LSS  Doc 534  Filed 09/30/15  Page 3 of 12

Colt Holding Company LLC	Case No.: 15-11296
MOR-1: Schedule of Receipts & Disbursements (Unaudited) - Colt Defense - Canada	Reporting Period: 8/3/15-8/30/15
Aug ‘15 (Aug 3 - Aug 30)

	BANK ACCOUNTS - CANADA (in USD)												CURRENT MONTH
	BoA #3203 - A/R	BoA #3211 - A/P	BoA #3104 - A/R	BoA #3112 - A/P	BoA #3419 - A/R	BoA #3401 - A/P	WF #7549 - A/R	WF #7531 - A/P	WF #8241 - A/R	WF #8258 - A/P	WF #7564 - A/R	WF #7556 - A/P	ACTUAL

CASH BEGINNING OF MONTH (1)	49,189	1,146	—	2,706	5,536	156	0	1,651,897	—	634,787	—	251,534	2,596,951

RECEIPTS
Cash Sales													—
Accounts Receivable	105,347	—	—	—	—	—	337,057	—	—	—	—	—	442,405
Loans and Advances													—
Sale of Assets													—
Other (attach list)	372	—	—	—	—	—	415,055	—	—	—	—	—	415,427
Transfers (from dip accts)													—
Intercompany Transfers													—
TOTAL RECEIPTS	$105,719	$—	$—	$—	$—	$—	$752,113	$—	$—	$—	$—	$—	857,832

Disbursements
Net Payroll	—	—	—	—	—	—	—	366,617	—	—	—	—	366,617
Taxes	—	—	—	—	—	—	—	169,235	—	—	—	—	169,235
401K													—
Expense Reports								8,888					8,888
Insurance Claims													—
Government Agencies													—
Bank Fees	—	283	—	140	—	101	—	2,354	—	851	—	—	3,729
Inventory	—	—	—	—	—	—	—	627,138	—	234,617	—	150,348	1,012,103
Freight	—	—	—	—	—	—	—	14,498	—	208	—	—	14,706
Maintenance	—	—	—	—	—	—	—	4,987	—	—	—	—	4,987
Supplies MRO								—					—
Outside Services													—
Utilities								902					902
Information Technology													—
International Comm													—
Domestic Comm													—
Administration	—	—	—	—	—	—	—	47,437	—	—	—	—	47,437
Insurance premiums													—
Legal	—	—	—	—	—	—	—	950	—	—	—	—	950
Marketing													—
Consulting/Professional								23,843		4,875			28,718
Rent								4,831					4,831
MISC	—	—	—	—	—	—	—	121,061	—	—	—	—	121,061
Restructuring, Legal & Advisors													—
Interest													—
TOTAL DISBURSEMENTS	$—	$283	$—	$140	$—	$101	$—	$1,392,742	$—	$240,551	$—	$150,348	$1,784,164

Bank Account Transfers	$—	$—	$—	$—	$—	$—	$(752,113)	$752,113	$—	$—	$—	$—	$—

NET CASH FLOW	$105,719	$(283)	$—	$(140)	$—	$(101)	$—	$(640,629)	$—	$(240,551)	$—	$(150,348)	$(926,332)

Cash - End of Month	$154,908	$863	$—	$2,566	$5,536	$55	$0	$1,011,268	$—	$394,237	$—	$101,186	$1,670,619

(1) Begnning balances are based on foreign exchange rates as of the end of the month

Case 15-11296-LSS Colt Holding Company LLC Doc 534 Filed 09/30/15 Page 4 of 12 Case No.: 15-11296 Reporting Period: 8/3/15-8/30/15 MOR-1: Schedule of Receipts & Disbursements - Summary Aug '15 (Aug 3 - Aug 30) Debtor Name Case No. Disbursements Colt Defense LLC 15-11287 454,005 Colt Defense Technical Services LLC 15-11288  Colt Finance Corp. 15-11289  New Colt Holding Corp. 15-11290 791,447 Colt International Cooperatief U.A. 15-11291 184 Colt's Manufacturing Company LLC 15-11292 17,001,295 Colt Security LLC 15-11293 67,540 Colt Canada Corporation 15-11294 1,784,164 CDH II Holding Inc. 15-11295  Colt Holding Company LLC 15-11296  TOTAL $20,098,635

Case 15-11296-LSS Doc 534 Filed 09/30/15 Page 5 of 12

Colt Holding Company LLC	Case No.: 15-11296
MOR-1a Bank Reconciliations	Reporting Period: 8/3/15-8/30/15
August ‘15 (August 3-August 30)

Bank Reconciliations

	BANK ACCOUNTS - Colt Defense (excl Canada)
	Wells Fargo Operating - 2949	Wells Fargo Payroll - 3093 (1)	Wells Fargo Depository- 8611 (1)	Wells Fargo Accounts Payable-0355 (1)	Wells Fargo Operating - 3119	Wells Fargo CD Operating - 3127	Wells Fargo NCHC Operating-3150	Wells Fargo Operating - 4004	Wells Fargo- 3143	Bank of America-9395	Bank of America-4636	Bank of America-7604	Bank of America-5012	Interaudi Bank- 3410	JPMorgan- 1103	BMO Harris Bank-6366
Account#	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16
Balance per Books	11,219,422	(78,647)	—	(2,030,058)	107,000	23,500	23,000	12,653	—	2,500	1,160	—	—	484,755	849,603	1,340,769

Bank Balance	11,220,392	—	—	—	107,000	23,500	23,000	12,653	—	2,500	1,160	—	—	484,755	849,603	1,340,769
+ Deposits in Transit	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
- Outstanding Checks	—	(78,647)	—	(2,029,358)	—	—	—	—	—	—	—	—	—	—	—	—
Other (2)	(970)	—	—	(700)	—	—	—	—	—	—	—	—	—	—	—	—
Adjusted Bank Balance (Book Balance)	11,219,422	(78,647)	—	(2,030,058)	107,000	23,500	23,000	12,653	—	2,500	1,160	—	—	484,755	849,603	1,340,769

(1)  ZBA accounts. Once the checks are cashed the funds will be transferred from the WF Operating Account (Acct #1)

(2)  Consists of credit card adjustments and other reconciling items

	BANK ACCOUNTS - Canada (In USD)
	BoA #3203 - A/R	BoA #3211 - A/P	BoA #3104 - A/R	BoA #3112 - A/P	BoA #3419 - A/R	BoA #3401 - A/P	WF #7549 - A/R	WF #7531 - A/P	WF #8241 - A/R	WF #8258 - A/P	WF #7564 - A/R	WF #7556 - A/P
Account #	1	2	3	4	5	6	7	8	9	10	11	12

Balance per Books	154,908	863	—	2,566	5,536	55	0	1,011,268	—	394,237	—	101,186

Bank Balance	154,908	863		2,566	5,536	55		1,197,625		435,222		101,186
+ Deposits in Transit	—	—	—	—	—	—	—	—	—	—	—	—
- Outstanding Checks	—	—	—	—	—	—	—	(186,357)	—	(40,985)	—	—
Other	—	—	—	—	—	—	—	—	—	—	—	—
Adjusted Bank Balance (Book Balance)	154,908	863	—	2,566	5,536	55	—	1,011,268	—	394,237	—	101,186

I attest that each of the Debtors’ corporate bank accounts is reconciled to monthly bank statements. The Company’s standard practice is to ensure that each corporate bank account is reconciled to monthly bank statements for each fiscal month.

/s/ Scott B. Flaherty	Scott B. Flaherty
Authorized Representative	Printed Name of Authorized Representative

Case 15-11296-LSS Doc 534 Filed 09/30/15 Page 6 of 12 Colt Holding Company LLC MOR-1b Schedule of Professional Fees Paid Aug '15 (Aug 3-Aug 30) Case No.: 15-11296 Reporting Period: 8/3/15-8/30/15 Current Month Amt PaidInception -To-Date Amt Paid PAYEEPeriod Covered Amount Approved Pay or Fees Expenses Fees Expenses None to report for the period

Case 15-11296-LSS    Doc 534    Filed 09/30/15    Page 7 of 12

Colt Holding Company LLC MOR-2 Statement of Operations MOR - August ‘15 $ in Thousands	Case No.: 15-11296 Reporting Period: 8/3/15-8/30/15

Debtor Identification Number	15-11287	15-11292	15-11290	15-11294	15-11291	15-11288	N/A	N/A	15-11295	15-11293	15-11296	N/A	N/A
Brief Description of Each Entity	Holding Company	U.S. Operations Company	Holding Company	Canadian Operations Company	Dutch Coop	1% Owner Dutch Coop	Elim Entity	SEC Reporting Entity	Part of 4/9/15 Reorganizaton	Colt Security Guard Related Activity	Part of 4/9/15 Reorganizaton	Eliminates Colt Security LLC Activity	Consolidated Debtors
	Colt Defense LLC	Colt’s Manufacturing Company LLC	New Colt Holding Corp.	Colt Canada Corporation	Colt International Cooperatief U.A.	Colt Defense Technical Services LLC	Elimination Entity #1	Colt Defense LLC Total	CDH II Holdco Inc.	Colt Security LLC	Colt Holding Company LLC	Elimination Entity #2	Colt Holding Company LLC Total
Current Month
Net Sales	$—	$11,305	$—	$1,673	$—	$—	$(255)	$12,723	$—	$69	$—	$(69)	$12,723
Cost of sales	—	10,016	—	1,014	—	—	(226)	10,804	—	68	—	(68)	10,804
Gross profit $	—	1,289	—	659	—	—	(29)	1,919	—	1	—	(1)	1,919
Gross Margin %	0.0%	11.4%	0.0%	39.4%	0.0%	0.0%	11.4%	15.1%		1.4%		1.4%	15.1%

Sales and Marketing	—	560	—	103	—	—	—	663	—	—	—	—	663
Commissions	—	93	—	51	—	—	—	144	—	—	—	—	144
General and Administrative	7	1,246	—	141	4	—	1	1,399	—	—	—	—	1,399
Research and development	—	151	—	103	—	—	—	254	—	—	—	—	254
Total SG&A	7	2,050	—	398	4	—	1	2,460	—	—	—	—	2,460

Operating income	(7)	(761)	—	261	(4)	—	(30)	(541)	—	1	—	(1)	(541)

Interest expense	(1,043)	1	(1,563)	—	—	—	—	(2,605)	—	—	—	—	(2,605)
Foreign Currency Gain/(Loss)	—	76	—	(9)	—	—	—	67	—	—	—	—	67
Intercompany Interest	—	(15)	—	14	—	—	1	—	—	—	—	—	—
Royalty Expense	—	—	—	(28)	—	—	28	—	—	—	—	—	—
Other income (expense)	—	16	330	—	—	—	(329)	17	—	—	—	—	17
Income before taxes - Cont. Ops	(1,050)	(683)	(1,233)	238	(4)	—	(330)	(3,062)	—	1	—	(1)	(3,062)

Reorganization Items - Post Petition
Professional Fees	—	2,226	—	23	—	—	—	2,249	—	—	—	—	2,249
US Trustee Quarterly Fees	—	—	—	—	—	—	—	—	—	—	—	—	—
Other reorganization Expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Total Reorganization Expenses	—	2,226	—	23	—	—	—	2,249	—	—	—	—	2,249

Income tax expense (benefit)	—	8	—	66	—	—	—	74	—	—	—	—	74
Net Income (Loss)	(1,050)	(2,917)	(1,233)	149	(4)	—	(330)	(5,385)	—	1	—	(1)	(5,385)

Taxes	—	8	—	66	—	—	—	74	—	—	—	—	74
Depreciation	—	506	—	36	—	—	—	542	—	—	—	—	542
Amortization	—	200	—	26	—	—	—	226	—	—	—	—	226
Interest Expense	1,043	(1)	1,563	—	—	—	—	2,605	—	—	—	—	2,605
Severance Costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Restructuring Legal Entity (i)	—	—	—	—	—	—	—	—	—	—	—	—	—
Restructuring Bankruptcy (ii)	—	2,226	—	23	—	—	—	2,249	—	—	—	—	2,249
Florida Lease Termination (iii)	—	—	—	—	—	—	—	—	—	—	—	—	—
Sciens Management Fees and Expenses	—	166	—	—	—	—	—	166	—	—	—	—	166
D&O incremental expense (iv)	—	194	—	—	—	—	—	194	—	—	—	—	194
Other income (expense)	—	(77)	(330)	23	—	—	300	(84)	—	—	—	—	(84)
Adjusted EBITDA	$(7)	$305	$—	$323	$(4)	$—	$(30)	$587	$—	$1	$—	$(1)	$587

Case 15-11296-LSS   Doc 534   Filed 09/30/15   Page 8 of 12

Colt Holding Company LLC MOR-2 Statement of Operations MOR - August ‘15	Case No.: 15-11296 Reporting Period: 8/3/15-8/30/15
$ in Thousands

Debtor identification Number	15-11287	15-11292	15-11290	15-11294	15-11291	15-11288	N/A	N/A	15-11295	15-11293	15-11296	N/A	N/A
		U.S. Operations		Canadian Operations		1% Owner Dutch			Part of 4/9/15	Colt Security Guard	Part of 4/9/15	Eliminates Colt	Consolidated
Brief Description of Each Entity	Holding Company	Company	Holding Company	Company	Dutch Coop	Coop	Elim Entity	SEC Reporting Entity	Reorganizaton	Related Activity	Reorganizaton	Security LLC Activity	Debtors

		Colt’s Manufacturing	New Colt Holding	Colt Canada	Colt international	Colt Defense		Colt Defense LLC			Colt Holding		Colt Holding
Post Petition YTD (includes full month of June)	Colt Defense LLC	Company LLC	Corp.	Corporation	Cooperatief U.A.	Technical Services LLC	Elimination Entity #1	Total	CDH II Holdco Inc.	Colt Security LLC	Company LLC	Elimination Entity #2	Company LLC Total

Net Sales	$—	$41,844	$—	$3,833	$—	$—	$(358)	$45,319	$—	$(216)	$—	$216	$45,319
Cost of sales	—	40,970	—	2,740	—	—	(312)	43,398	—	213	—	(213)	43,398
Gross profit $	—	874	—	1,093	—	—	(46)	1,921	—	(429)	—	429	1,921
Gross Margin %								4.2%		198.6%		198.6%	4.2%

Sales and Marketing	—	1,381	—	302	—	—	—	1,683	—	—	—	—	1,683
Commissions	—	481	—	65	—	—	—	546	—	—	—	—	546
General and Administrative	20	4,443	1	611	58	—	(2)	5,131	—	—	—	—	5,131
Research and development	—	577	—	143	—	—	—	720	—	—	—	—	720
Total SG&A	20	6,882	1	1,121	58	—	(2)	8,080	—	—	—	—	8,080

Operating income	(20)	(6,008)	(1)	(28)	(58)	—	(44)	(6,159)	—	(429)	—	429	(6,159)

Interest expense	(3,698)	1	(4,567)	—	—	—	—	(8,264)	—	—	—	—	(8,264)
Foreign Currency Gain/(Loss)	—	245	—	2	—	—	—	247	—	—	—	—	247
Intercompany Interest	(80)	(87)	110	58	—	—	(1)	—	—	—	—	—	—
Royalty Expense	—	—	—	(45)	—	—	46	1	—	—	—	—	1
Other income (expense)	—	37	991	—	—	—	(992)	36	—	—	—	—	36
Income before taxes - Cont. Ops	(3,798)	(5,812)	(3,467)	(13)	(58)	—	(991)	(14,139)	—	(429)	—	429	(14,139)

Reorganization Items
Professional Fees	—	8,004	—	128	—	—	—	8,132	—	—	—	—	8,132
US Trustee Quarterly Fees	—	—	—	—	—	—	—	—	—	—	—	—	—
Other reorganization Expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Total Reorganization Expenses	—	8,004	—	128	—	—	—	8,132	—	—	—	—	8,132

Income tax expense (benefit)	—	12	—	102	—	—	—	114	—	—	—	—	114
Net Income (Loss)	(3,798)	(13,828)	(3,467)	(243)	(58)	—	(991)	(22,385)	—	(429)	—	429	(22,385)

Taxes	—	12	—	102	—	—	—	114	—	—	—	—	114
Depreciation	—	1,523	—	112	—	—	—	1,635	—	—	—	—	1,635
Amortization	—	600	—	80	—	—	—	680	—	—	—	—	680
Interest Expense	3,698	(1)	4,567	—	—	—	—	8,264	—	—	—	—	8,264
Severance Costs	—	—	—	8	—	—	—	8	—	—	—	—	8
Restructuring Legal Entity (i)	—	64	—	—	—	—	—	64	—	—	—	—	64
Restructuring Bankruptcy (ii)	—	9,443	—	213	—	—	—	9,656	—	—	—	—	9,656
Florida Lease Termination (iii)	—	—	—	—	—	—	—	—	—	—	—	—	—
Sciens Management Fees and Expenses	—	250	—	—	—	—	—	250	—	—	—	—	250
D&O incremental expense (iv)	—	583	—	—	—	—	—	583	—	—	—	—	583
Other income (expense)	80	(195)	(1,101)	(15)	—	—	947	(284)	—	—	—	—	(284)
Adjusted EBITDA	$(20)	$(1,549)	$(1)	$257	$(58)	$—	$(44)	$(1,415)	$—	$(429)	$—	$429	$(1,415)

(i) Restructuring Legal Entity - Costs associated with Colt’s April 9, 2015 legal entity restructuring.

(ii) Restructuring Bankruptcy - Bankruptcy related costs: Pre-petition are included in General and Administrative expenses, Post-petition are included under Reorganzation items.

(iii) Florida Lease Termination - Costs associated with the termination of Colt’s Florida Facility lease of which approximately $50K were lease termination costs.

(iv) D&O incremental Expense - incremental D&O insurance costs associated with higher D&P premiums given Colt’s bankruptcy filing.

Case 15-11296-LSS Doc 534 Filed 09/30/15 Page 9 of 12

Colt Holding Company LLC MOR-3 Balance Sheet MOR - August ‘15 $ in Thousands	Case No.:15-11296 Reporting Period: 8/3/15-8/30/15

Debtor Identification Number	15-11287	15-11292	15-11290	15-11294	15-11291	15-11288	N/A	N/A	15-11295	15-11293	15-11296	N/A	N/A
		U.S. Operations		Canadian Operations		1% Owner Dutch			Part of 4/9/15	Colt Security Guard	Part of 4/9/15	Eliminates Colt	Consolidated
Brief Description of Each Entity	Holding Company	Company	Holding Company	Company	Dutch Coop	Coop	Elim Entity	SEC Reporting Entity	Reorganization	Related Activity	Reorganization	Security LLC Activity	Debtors
		Colt’s Manufacturing	New Colt Holding	Colt Canada	Colt International	Colt Defense Technical Services		Colt Defense LLC			Colt Holding		Colt Holding
	Colt Defense LLC	Company LLC	Corp.	Corporation	Cooperatief U.A.	LLC	Elimination Entity #1	Total	CDH II Holdco Inc.	Colt Security LLC	Company LLC	Elimination Entity #2	Company LLC Total
ASSETS
Current Assets:
Cash and Cash Equivalents	$24	$9,195	$23	$1,671	$13	$—	$—	10,926	$—	$107	$—	$—	$11,033
Restricted Cash	—	2,103	—	—	—	—	—	2,103	—	—	—	—	2,103
Accounts receivable	—	10,631	—	3,094	—	—	—	13,725	—	17	—	(17)	13,725
Inventories, net	—	45,894	—	6,151	—	—	(94)	51,951	—	—	—	—	51,951
Other current assets	75	4,990	—	939	13	—	(6)	6,011	—	—	—	—	6,011
Preferred Dividend Receivable	—	—	1,629	—	—	—	(1,629)	—	—	—	—	—	—
Current Deferred Tax Asset	—	—	—	145	—	—	—	145	—	—	—	—	145
Total current assets	99	72,813	1,652	12,000	26	—	(1,729)	84,861	—	124	—	(17)	84,968
													—
Property & Equipment - Cost													0
PP&E - Cost	—	55,237	—	6,989	—	—	—	62,226	—	—	—	—	62,226
PP&E - A/D	—	(37,627)	—	(3,515)	—	—	—	(41,142)	—	—	—	—	(41,142)
Net property and equipment	—	17,610	—	3,474	—	—	—	21,084	—	—	—	—	21,084
													—
Other Assets													0
Intercompany (Pay) Rec													—
Colt Defense	—	(19,525)	11,135	—	—	—	8,390	—	—	—	—	—	—
Colt Canada	—	1,021	—	—	—	—	(1,021)	—	—	—	—	—	—
Colt lnternational	—	138	—	—	—	—	(138)	—	—	—	—	—	—
CMC	1,534	212	(48,957)	4,637	—	—	42,574	—	—	—	—	—	—
NCHC	—	30,369	—	—	—	—	(30,369)	—	—	—	—	—	—
Tech Services	—	(79)	—	—	—	79	—	—	—	—	—	—	—
Investment in CMC/NCHC	268,203	—	90,314	—	—	—	(358,517)	—	—	—	—	—	—
Investment in Canada	—	—	—	—	49,000	—	(49,000)	—	—	—	—	—	—
Goodwill	—	168,319	—	8,076	—	—	(168,319)	8,076	—	—	—	—	8,076
Intangible assets, finite-lived	—	5,183	—	2,488	—	—	—	7,671	—	—	—	—	7,671
Trademarks	—	38,350	—	—	—	—	—	38,350	—	—	—	—	38,350
Deferred financing costs	2,798	—	1,308	—	—	—	—	4,106	—	—	—	—	4,106
Other assets	—	2,985	—	—	—	—	—	2,985	—	—	—	—	2,985
Archive inventory	—	336	—	—	—	—	—	336	—	—	—	—	336
Deferred leasing costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Prepaid license fees	—	—	—	—	—	—	—	—	—	—	—	—	—
Long-term deferred tax	—	—	—	—	—	—	—	—	—	—	—	—	—
Long-term restricted cash	—	572	—	—	—	—	—	572	—	—	—	—	572
Total Other Assets	272,535	227,881	53,800	15,201	49,000	79	(556,400)	62,096	—	—	—	—	62,096.00
													0
TOTAL ASSETS	$272,634	$318,304	$55,452	$30,675	$49,026	$79	$(558,129)	$168,041	$—	$124	$—	$(17)	$168,148

Case 15-11296-LSS Doc 534 Filed 09/30/15 Page 10 of 12

Colt Holding Company LLC	Case No.: 15-11296
MOR-3 Balance Sheet	Reporting Period: 83/15-8/30/15
MOR - August ‘15
$ in Thousands

Debtor Identification Number	15-11287	15-11292	15-11290	15-11294	15-11291	15-11288	N/A	N/A	15-11295	15-11293	15-11296	N/A	N/A
		U.S. Operations		Canadian Operations		1% Owner Dutch		SEC Reporting	Part of 4/9/15	Colt Security Guard	Part of 4/9/15	Eliminates Colt Security LLC	Consolidated
Brief Description of Each Entity	Holding Company	Company	Holding Company	Company	Dutch Coop	Coop	Elim Entity	Entity	Reorganization	Related Activity	Reorganization	Activity	Debtors
	Colt Defense LLC	Colt’s Manufacturing Company LLC	New Colt Holding Corp.	Colt Canada Corporation	Colt International Cooperatief U.A.	Colt Defense Technical Services LLC	Elimination Entity #1	Colt Defense LLC Total	CDH II Holdco Inc.	Colt Security LLC	Colt Holding Company LLC	Elimination Entity #2	Colt Holding Company LLC Total
LIABILITIES and EQUITY
Current liabilities:
Capital Lease Obligation Current	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Intercompany Payable:													—
Colt Defense	—	1,270	—	—	140	—	(1,410)	—	—	—	—	—	—
Colt Canada	—	4,693	—	—	—	—	(4,693)	—	—	—	—	—	—
CMC	(19,525)	—	30,369	1,176	—	—	(12,020)	—	—	—	—	—	—
NCHC	11,135	17,356	—	—	—	—	(28,491)	—	—	—	—	—	—

Revolver Advance	—	—	—	—	—	—	—	—	—	—	—	—	—
Current Debt	37,820	—	82,557	—	—	—	—	120,377	—	—	—	—	120,377
Accounts payable	—	17,038	—	1,803	—	—	—	18,841	—	—	—	—	18,841
Accrued Interest	799	—	862	12	—	—	—	1,673	—	—	—	—	1,673
Accrued Commissions	—	1,712	—	32	—	—	—	1,744	—	—	—	—	1,744
Accrued Compensation & Benefits	—	3,526	—	456	—	—	—	3,982	—	—	—	—	3,982
Accrued Taxes	—	1,271	—	111	—	—	—	1,382	—	—	—	—	1,382
Accrued warranty/M240 contract liab	—	1,315	—	50	—	—	—	1,365	—	—	—	—	1,365
Accrued expenses	1	9,766	1	1,082	3	—	(5)	10,848	—	44	—	(17)	10,875
Distributions payable to members	—	—	—	—	—	—	—	—	—	—	—	—	—
Current Portion Deferred Inc	—	3,842	—	—	—	—	—	3,842	—	—	—	—	3,842
Current Portion of Empl Benefit Costs	—	1,482	—	—	—	—	—	1,482	—	—	—	—	1,482
Customer Advances	—	3,192	—	6,216	—	—	—	9,408	—	—	—	—	9,408
Preferred Dividend Payable	—	1,629	—	—	—	—	(1,629)	—	—	—	—	—	—
Total current liabilities	30,230	68,092	113,789	10,938	143	—	(48,248)	174,944	—	44	—	(17)	174,971

Long-Term Liabilities
Senior Notes	—	—	—	—	—	—	—	—	—	—	—	—	—
Term Loan - Long-term Portion	—	—	—	—	—	—	—	—	—	—	—	—	—
L/T distributions payable to members	—	—	—	—	—	—	—	—	—	—	—	—	—
Accumulated Post-Retirement Health	—	25,240	—	—	—	—	—	25,240	—	—	—	—	25,240
Pension Liabilities, less current portion	—	12,311	—	—	—	—	—	12,311	—	—	—	—	12,311
Other Long-term Liabilities	—	4,789	1,110	—	—	—	—	5,899	—	—	—	—	5,899
Deferred Taxes Payable	—	—	12,381	1,144	1,295	—	—	14,820	—	—	—	—	14,820
Deferred Income	—	566	—	—	—	—	—	566	—	—	—	—	566
Total Long-Term Liabilities	—	42,906	13,491	1,144	1,295	—	—	58,836	—	—	—	—	58,836

Liabilities Subject to Compromise
Senior Note Accrued Interest *	12,222	—	—	—	—	—	—	12,222	—	—	—	—	12,222
Senior Notes, net of discount	245,497	—	—	—	—	—	—	245,497	—	—	—	—	245,497
Total Pre-Petition Liabilities	257,719	—	—	—	—	—	—	257,719	—	—	—	—	257,719

Total Liabilities	287,949	110,998	127,280	12,082	1,438	—	(48,248)	491,499	—	44	—	(17)	491,526
													—
SHAREHOLDERS’ EQUITY													—
Common Units Repurchased	(64,538)	—	—	—	—	—	—	(64,538)	—	—	—	—	(64,538)
Tax Distributions to LLC Members	(69,759)	—	—	—	—	—	—	(69,759)	—	—	—	—	(69,759)
Investment by Parent	—	—	13,924	—	49,000	—	(62,924)	—	—	—	—	—	—
Members’ Equity	127,424	189,415	(8,919)	33,252	(1,767)	—	(446,366)	(106,961)	—	71	—	—	(106,890)
Preferred Stock	—	66,048	(66,048)	—	—	—	—	—	—	—	—	—	—
Accumulated OCI - Pension & PRHP	—	(21,576)	—	—	—	—	—	(21,576)	—	—	—	—	(21,576)
Accumulated OCI - Other	—	—	—	(5,816)	157	—	—	(5,659)	—	—	—	—	(5,659)
Currency Translation	—	—	—	—	(181)	—	2,039	1,858	—	—	—	—	1,858
Net Income	(16,366)	(32,013)	(5,353)	(379)	(82)	—	(2,630)	(56,823)	—	9	—	—	(56,814)
Dividends Paid	—	—	—	(8,464)	(8,003)	—	—	(16,467)	—	—	—	—	(16,467)
Dividends Received	7,924	5,432	(5,432)	—	8,464	79	—	16,467	—	—	—	—	16,467
								—
Total Member’s deficit	(15,315)	207,306	(71,828)	18,593	47,588	79	(509,881)	(323,458)	—	80	—	—	(323,378)
TOTAL LIABILITIES & MEMBER’S DEFICIT	$272,634	$318,304	$55,452	$30,675	$49,026	$79	$(558,129)	$168,041	$—	$124	$—	$(17)	$168,148
	—	—	—	—	—	—	—	—	—	—	—	—	—

* Senior Note Accrued Interest does not include post petition accrued interest.

Case 15-11296-LSS    Doc 534    Filed 09/30/15    Page 11 of 12

Colt Holding Company LLC	Case No.: 15-11296
MOR-4 Status of Postpetition Taxes	Reporting Period: 8/3/15-8/30/15
MOR - August ‘15 Consolidated

STATUS OF POSTPETITION TAXES

	Beginning Tax Liability	Amount withheld or acccrued	Amount paid	Date paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding	117,648	456,142	442,041	Various	Various	131,749
FICA-Employee	61,642	247,791	226,530	Various	Various	82,903
FICA-Employer	77,512	246,550	225,341	Various	Various	98,722
Unemployment	2,729	8,714	(7,305)	Various	Various	18,748
Income	12,199	82,232	(74,991)	Various	Various	169,423
Other	705,610	646,453	91,619	Various	Various	1,260,444
Total Federal Taxes	977,339	1,687,883	903,234			1,761,989

State and Local
Withholding	36,861	149,262	147,522	Various	Various	38,601
Sales	87,003	(67,336)	(79,578)	Various	Various	99,245
Excise	904	603	-	Various	Various	1,507
Unemployment	9,163	14,233	20,798	Various	Various	2,599
Real Property	9,541	6,360	(18,643)	Various	Various	34,544
Personal Property	38,158	28,367	4,683	Various	Various	61,842
Other (EHT)	1,370	7,153	(6,745)	Various	Various	15,267
Total State and Local	183,000	138,643	68,038			253,605
Total Taxes	1,160,339	1,826,526	971,271			2,015,594

I attest that to the best of my knowledge, the Debtors have filed all necessary federal, state, and local tax returns and made all required post petition tax payments in connection therewith on a timely basis or have promptly remediated any late filings or payments that may have occurred due to unintentional oversights

/s/ Scott B. Flaherty	Scott B. Flaherty
Authorized Representative	Printed Name of Authorized Representative

SUMMARY OF UNPAID POSTPETITION DEBTS

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Administration	114,285	11,579	-	-	-	125,865
Employee	18,039	39	-	-	-	18,078
Government Agencies	-	-	-	-	-	-
Inventory	4,759,540	3,009,774	34,609	-	-	7,803,923
Insurance Payable	177,796	-	-	-	-	177,796
Information Tech -Computers	36,570	4,580	-	-	-	41,151
Freight	102,434	-	-	-	-	102,434
Lease Payable	8,095	-	-	-	-	8,095
Marketing /Advertising	52,237	14,642	3,249	-	-	70,127
Maintenance	102,526	37,130	(1,276)	-	-	138,380
Outside Service	152,753	89,603	-	-	-	242,356
MRO / Supplies	179,797	350,886	-	-	-	530,683
Commission	15,302		-	-	-	15,302
Legal	57,173	58,576	-	-	-	115,749
Outside Consultants	179,263	98,568	-	-	-	277,831
Restructuring	88,294	819,526	-	-	-	907,820
Utilities	139,703	-	-	-	-	139,703
Other	315	-	-	-	-	315
Canada Accounts Payable	607,561	264,508	37,603	31	720	910,422
Canada Commissions	-	63,480	-	-	-	63,480
Total Postpetition Debts	6,791,681	4,822,892	74,185	31	720	11,689,507

Case 15-11296-LSS Colt Holding Company LLC MOR-5 A/R Reconciliation & Aging MOR - August '15 Consolidated Doc 534 Filed 09/30/15 Page 12 of 12 Case No.: 15-11296 Reporting Period: 8/3/15-8/30/15 Note: Aging represents trade accounts receivable. Will not reconcile to total AR on balance sheet due to other items including advances, reserve for cash discounts and other receivables Yes No 1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. X 2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below. X 3. Have all postpetition tax returns been timely filed? If no, provide an explanation below. X 4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below. X 5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3. X Accounts Receivable Reconciliation Amount Total Accounts Receivable at the beginning of the reporting period $14,537,528 + Amounts billed during the period 12,831,830 - Amounts collected during the period (13,040,068) Total Accounts Receivable at the end of the reporting period $14,329,290 Accounts Receivable Aging Amount 0 - 30 days old $9,911,878 31 - 60 days old 2,389,533 61 - 90 days old 1,211,342 91+ days old 816,538 Total Accounts Receivable 14,329,290 Amount considered uncollectible (Bad Debt) (205,672) Accounts Receivable (Net) $14,123,618